                                                             File No. 333-
                                                                      ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 H&R BLOCK, INC.
             (Exact name of registrant as specified in its charter)


        MISSOURI                                            44-0607856
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)

                                4400 MAIN STREET
                           KANSAS CITY, MISSOURI 64111
                    (Address of Principal Executive Offices)

                   1993 LONG-TERM EXECUTIVE COMPENSATION PLAN
                              (Full Title of Plan)

                          James H. Ingraham, Secretary
                                 H&R Block, Inc.
                                4400 Main Street
                           Kansas City, Missouri 64111
                                  816-753-6900
           (Name, address, and telephone number of agent for service)
--------------------------------------------------------------------------------


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                    Proposed                Proposed
       Title of                 Amount               maximum                maximum                 Amount of
      securities                to be               offering                aggregate               registra-
        to be                   regis-               price                  offering                  tion
      registered               tered(1)           per share(2)              price(2)                 fee(2)
--------------------------------------------------------------------------------------------------------------------
Common
Stock,
without par                6,000,000(3)             $31.875(4)         $191,250,000.00              $50,490.00
value
--------------------------------------------------------------------------------------------------------------------


(1) Plus such additional indeterminate number of shares as may be issuable pursuant to the anti-dilution provisions of the registrant's 1993 Long-Term Executive Compensation Plan, as amended.
(2) Calculated in accordance with the provisions of Rule 457(h)(1) pertaining to employee benefit plans.
(3) The number of shares being registered represents the maximum number of additional shares not registered heretofore under the 1993 Long-Term Executive Compensation Plan, as amended. With the registration of these shares, the aggregate number of shares registered with respect to such Plan is 13,000,000.
(4) Estimated pursuant to Rule 457(c)and (h), and based on the average of the high and low prices on July 27, 2000, as reported by the New York Stock Exchange.

            INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

         The contents of Registration Statement No. 33-54989 (relating to shares of Common Stock issuable pursuant to the registrant's 1993 Long-Term Executive Compensation Plan) are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The documents listed below are incorporated by reference into this Registration Statement and all documents subsequently filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the filing of a post-effective amendment which indicates that all securities have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

     (a) The registrant's Annual Report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the 1934 Act which contains, either directly or by incorporation by reference, audited financial statements for the registrant's fiscal year ended April 30, 2000;

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the Annual Report referred to in (a) above;

     (c) The description of the registrant's Common Stock which is contained in the registrant's Registration Statement on Form 8-C dated August 6, 1969, the description of the registrant's Common Stock contained in the prospectus which is a part of the registrant's Registration Statement on Form S-14 (File No. 2-66751) effective April 7, 1980, and any amendment or report filed for the purpose of updating such description.

Item 4.    DESCRIPTION OF SECURITIES.

           The class of securities to be offered is registered under Section 12 of the 1934 Act and, therefore, a description of the securities pursuant to Item 202 of Regulation S-K is not required.

Item 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

           No expert named in the Registration Statement or counsel for the registrant has, or is to receive in connection with the offering a substantial interest, direct or indirect, in the registrant or any of its subsidiaries. Monica C. Lewis, who has rendered an opinion of counsel as to the legality of the securities being registered (Exhibit 5 hereto), is employed by a subsidiary of the registrant and is Staff Counsel of the registrant.

Item 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The registrant's Amended and Restated Bylaws, as amended, are filed as
Exhibit 3.1 to the registrant's quarterly report on Form 10-Q for the fiscal quarter ended October 31, 1999, and Section 23 of such Bylaws is incorporated by reference herein.

Item 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           No restricted securities are to be reoffered or resold pursuant to this Registration Statement and, therefore, no exemption from registration is claimed.

Item 8.    EXHIBITS.

           The exhibits filed as part of the Registration Statement are as follows:

4.1 Restated Articles of Incorporation of H&R Block, Inc., as amended, filed as Exhibit 3(b) to the Company's quarterly report on Form 10-Q for the quarter ended October 31, 1996, are incorporated by reference.

4.2  Amended and Restated  Bylaws of H&R Block,  Inc., as amended,  filed as
     Exhibit 3.1 to the Company's quarterly report on Form 10-Q for the quarter ended October 31, 1999, are incorporated by reference.

5 Opinion of counsel as to the legality of the securities being registered and the consent of such counsel.

23 The consent of PricewaterhouseCoopers LLP, independent public accountants (the consent of counsel is contained in the opinion filed as Exhibit 5 hereto).

Item 9.    UNDERTAKINGS.

           (1) The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (a) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (c) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided however, that items (1)(a) and (1)(b) of this undertaking do not apply if the registration statement is on Form S-8 and the information required to be included in the post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the 1934 Act.

           (2) The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) The undersigned registrant hereby undertakes to remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (4) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the require-ments for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, and the State of Missouri, on this 24th day of July, 2000.

                                                    H&R BLOCK, INC.
                                            -------------------------------



                                            By/s/ Frank L. Salizzoni
                                              -----------------------------
                                              Frank L. Salizzoni
                                              Chief Executive Officer





                        -------------------------------


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frank L. Salizzoni and Mark A. Ernst, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                        -------------------------------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  Signature                                  Title                      Date
                  ---------                                  -----                      ----



/s/ Frank L. Salizzoni                                  Chief Executive                 7/24/00
-------------------------------                         Officer and                   ----------
Frank L. Salizzoni                                      Director
                                                        (principal execu-
                                                        tive officer)


/s/ G. Kenneth Baum                                     Director                        7/25/00
-------------------------------                                                       ----------
G. Kenneth Baum


/s/ Henry W. Bloch                                      Director                        7/24/00
-------------------------------                                                       ----------
Henry W. Bloch


/s/ Robert E. Davis                                     Director                        7/24/00
-------------------------------                                                       ----------
Robert E. Davis


/s/ Donna R. Ecton                                      Director                        7/26/00
-------------------------------                                                       ----------
Donna R. Ecton


/s/ Mark A. Ernst                                       Director                        7/24/00
-------------------------------                                                       ----------
Mark A. Ernst


/s/ Henry F. Frigon                                     Director                        7/24/00
-------------------------------                                                       ----------
Henry F. Frigon


                                                        Director
-------------------------------                                                       ----------
Roger W. Hale


/s/ Louis W. Smith                                      Director                        7/26/00
-----------------------------------                                                   ----------
Louis W. Smith


/s/ Morton I. Sosland                                   Director                        7/25/00
-----------------------------------                                                   ----------
Morton I. Sosland




                  Signature                                Title                      Date
                  ---------                                -----                      ----




/s/ Frank J. Cotroneo                                   Senior Vice                     7/27/00
------------------------------------                    President and                 ----------
Frank J. Cotroneo                                       Chief Finan-
                                                        cial Officer
                                                        (principal
                                                        financial
                                                        officer)

/s/ Cheryl L. Givens                                    Vice President                  7/28/00
------------------------------                          and Corporate                 ----------
Cheryl L. Givens                                        Controller
                                                        (principal
                                                        accounting
                                                        officer)
